                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                   MAY 7, 2003

                                 Date of Report
                        (Date of earliest event reported)


                          DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE

         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)


                                   95-6021257
                      (IRS Employer Identification Number)


                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600

                             CHICAGO, ILLINOIS 60606
                    (Address of Principal Executive Offices)


                                 (312) 466-4030
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this document:

      99.1 Press Release issued by Danielson Holding Corporation, dated May 12, 2003.

ITEM 8. CHANGE IN FISCAL YEAR.

On May 7, 2003, the Board of Directors of the registrant, Danielson Holding Corporation ("DHC"), changed DHC's fiscal year to a calendar year ending on the last day of December of each calendar year. As previously reported, on September 23, 2002, the Board of Directors of DHC changed DHC's fiscal year from a calendar year to a 52-53 week year ending on the last Friday of each calendar year so as to cause its fiscal year end to be consistent with the fiscal year end of American Commercial Lines LLC ("ACL"), which DHC acquired on May 29, 2002. As previously reported, on January 31, 2003, ACL and certain of its subsidiaries filed a petition with the U.S. Bankruptcy Court for the Southern District of Indiana, New Albany Division, to reorganize under Chapter 11 of the U.S. Bankruptcy Code. As a result of such filing, commencing with DHC's fiscal quarter ended March 28, 2003, DHC no longer consolidates the financial statements of ACL into DHC's financial statements, but rather accounts for its investment in ACL under the equity method of accounting. No transition period report is required for this change in fiscal year. DHC's next periodic report will be its Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition", and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. On May 12, 2003, Danielson Holding Corporation issued a press release announcing its earnings for the fiscal quarter ended March 28, 2003. The information contained in Exhibit 99.1 is incorporated herein by reference.

The information in this Item 9 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 9 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY DANIELSON HOLDING CORPORATION AND WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 12, 2003

DANIELSON HOLDING CORPORATION
(Registrant)

By:      /s/  Philip G. Tinkler
         --------------------------
Name:    Philip G. Tinkler
         Title:   Chief Financial Officer

                                  EXHIBIT 99.1

                   DANIELSON HOLDING CORPORATION PRESS RELEASE